UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549


                            _______________________

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 22, 2003

                            _______________________


                        Commission File Number 001-14135
                                 OMI CORPORATION


             (Exact name of Registrant as specified in its charter)


          Marshall Islands                        52-2098714
  (State or other jurisdiction of              (I.R.S. Employer
   incorporation or organization)             Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902

        Registrant's telephone number including area code: (203) 602-6700

                            _______________________

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99 Press release dated October 21, 2003 containing the financial results for the third quarter ended September 30, 2003.


Item 12. Results of Operations and Financial Condition.


On October 21, 2003, OMI Corporation (the "Company") issued a press release announcing its financial results for the third quarter of 2003. The press release is furnished herewith as Exhibit 99.


The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: October 22, 2003                   By:   /s/ Craig H. Stevenson, Jr.
     -----------------                         ---------------------------------
                                               Craig H. Stevenson, Jr. Chairman
                                               of the Board and Chief Executive
                                               Officer



Date: October 22, 2003                   By:   /s/ Kathleen C. Haines
     -----------------                         ---------------------------------
                                               Kathleen C. Haines
                                               Senior Vice President, Chief
                                               Financial Officer and Treasurer



________________________________________________________________________________


                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.



Exhibit No.    Description
-----------    -----------

   99 OMI Corporation press release dated October 21, 2003, Company's financial results for the third quarter ended September 30, 2003.